UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2005

HAYNES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-124977	06-1185400

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 West Park Avenue Kokomo, Indiana	46904-9013

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 456-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 7.01     Regulation FD Disclosure

On September 27, 2005, Haynes International, Inc. (the "Company") issued a press release announcing that it gave a presentation at the CL King & Associates "Best Ideas Conference 2005" held at the at the Omni Berkshire Place Hotel in New York on September 20, 2005. Francis J. Petro, the President and Chief Executive Officer, and Marcel Martin, the Chief Financial Officer, made a 30-minute presentation at the conference. A slide show that accompanied the presentation is available at the Company’s website: www.haynesintl.com. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.

(c)          Exhibits. The exhibit index included at the end of this filing is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Haynes International, Inc.

Date: September 27, 2005	By: /s/ Marcel Martin Marcel Martin Vice President, Finance and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Press release issued by Haynes International, Inc. on September 27, 2005.